AMERICAN GENERAL LIFE INSURANCE COMPANY
                       A.G. SEPARATE ACCOUNT A
                         ONE MULTI-MANAGER
                     VARIABLE ANNUITY CONTRACT

                 SUPPLEMENT DATED SEPTEMBER 12, 2014
                    TO PROSPECTUS, AS SUPPLEMENTED

       The purpose of this supplement is to notify owners of the One Multi-Manager Variable Annuity Contract (the "Contract") of the proposed closing and liquidation of the following series of the JPMorgan Insurance Trust ("JPMorgan Trust"):

      Equity Index Portfolio;
      Mid Cap Growth Portfolio; and
      Intrepid Growth Portfolio (collectively, the "Portfolios").

       On August 21, 2014, the Board of Trustees (the "Board") of the JPMorgan Trust approved the liquidation and termination of the Portfolios. The liquidation is expected to occur at the close of the New York Stock Exchange ("Market Close"), which is generally 4:00 p.m. Eastern Time ("ET"), on or about December 12, 2014 ("Liquidation Date"). On the Liquidation Date, funds invested in subaccounts supported by the Portfolios will be automatically liquidated at the closing unit value and the liquidation proceeds will be transferred into the subaccount supported by the VALIC Company I Money Market I Fund (the "Money Market Fund").

       Please note that if you wish to have the liquidation proceeds allocated to a subaccount other than the subaccount supported by the Money Market Fund, the Company must receive instructions from you prior to the Market Close of the business day prior to the Liquidation Date. You may give us instructions to transfer your account value to another investment option by calling the Annuity Service Center at the number below or by completing the enclosed transfer form.

       Additional investments into the Portfolio will be accepted up to and including December 1, 2014. After the Market Close on December
1, 2014, any instructions for purchase payments, allocations, transfers, dollar cost averaging or automatic rebalancing into a Portfolio will be allocated to the subaccount supported by the Money Market Fund.

       Listed below are the investment options currently offered in your Contract. Please refer to your Contract prospectus for information regarding these investment options or call our Annuity Service Center at the number below. Also review your fund prospectuses for more detailed information about these investment options. For additional fund prospectus copies, please contact the Annuity Service Center.



     Franklin Templeton Franklin Small-Mid Cap Growth VIP Fund (Class 2) Franklin Templeton Templeton Developing Markets VIP Fund (Class 2) Invesco V.I. American Franchise Fund (Series I)
     Invesco V.I. Core Equity Fund (Series I)
     Invesco V.I. International Growth Fund (Series I)
     JPMorgan Trust Core Bond Portfolio (Class 1)
     JPMorgan Trust Intrepid Mid Cap Portfolio (Class 1)
     JPMorgan Trust Mid Cap Value Portfolio (Class 1)
     JPMorgan Trust U.S. Equity Portfolio (Class 1)
     Oppenheimer Global Strategic Income Fund/VA (Non-Service Shares) Putnam VT Global Equity Fund (Class IB Shares)
     VALIC Company I Money Market I Fund

     Neither our automatic transfer of the liquidation proceeds to the Money Market Fund upon the Liquidation Date, nor your transfer of assets out of a Portfolio prior to the Liquidation Date or out of the Money Market Fund within 60 days after the Liquidation Date, will count against the free transfers that you are permitted to make in a Contract Year or for the purposes of our market timing policies and procedures.

       Should you have any questions, please contact the Annuity
Service Center at 1-800-424-4990.